UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2011

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on April 19, 2011. Proxies for the meeting were solicited by us pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors.

The advisory vote on executive compensation was approved.

The stockholders have recommended that an advisory vote on executive compensation be held every year. Based on that result and consistent with its own recommendation, the Board of Directors has determined that our stockholders will be presented with the opportunity to cast an advisory vote on executive compensation at the Annual Meeting of Stockholders to be held in each year beginning in 2012 and continuing through the earlier of 2016 or the next Annual Meeting at which an advisory vote on the frequency of the advisory vote on executive compensation is presented to stockholders.

The appointment of Deloitte and Touche LLP as Independent Auditor was approved.

Final results of the voting are provided below:

Proposal 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms expiring in 2012
Albert R. Gamper, Jr.	361,143,720	4,141,461	1,829,912	64,649,642
Conrad K. Harper	361,086,075	4,219,165	1,809,853	64,649,642
William V. Hickey	358,486,816	6,672,003	1,956,274	64,649,642
Ralph Izzo	359,598,251	5,727,206	1,789,636	64,649,642
Shirley Ann Jackson	331,460,229	33,685,804	1,969,060	64,649,642
David Lilley	362,708,952	2,496,639	1,909,502	64,649,642
Thomas A. Renyi	362,227,901	2,873,728	2,013,464	64,649,642
Hak Cheol Shin	362,486,632	2,628,141	2,000,320	64,649,642
Richard J. Swift	333,880,086	31,339,081	1,895,926	64,649,642

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	350,741,134	11,887,168	4,486,791	64,649,642

Proposal 3:	1 year	2 years	3 years	Abstentions	Broker Non-Votes
Advisory Vote on Frequency of Advisory Vote on Executive Compensation	299,324,493	7,014,619	56,302,387	4,473,594	64,649,642

Proposal 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	424,824,608	4,826,852	2,113,275	N/A

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Power of Attorney for Albert R. Gamper, Jr.*

Exhibit 99.2	Power of Attorney for Conrad K. Harper*

Exhibit 99.3	Power of Attorney for William V. Hickey*

Exhibit 99.4	Power of Attorney for Shirley Ann Jackson*

Exhibit 99.5	Power of Attorney for David Lilley*

Exhibit 99.6	Power of Attorney for Thomas A. Renyi*

Exhibit 99.7	Power of Attorney for Hak Cheol Shin*

Exhibit 99.8	Power of Attorney for Richard J. Swift*

*	relates to execution of Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder on behalf of each named Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: April 21, 2011

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